ASSIGNMENT AND ASSUMPTION OF AGREEMENT FOR PURCHASE AND SALE

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, **Inland Real Estate Acquisitions, Inc.**, an Illinois corporation, ("Assignor") hereby assigns to **Inland Diversified Henderson Eastgate, L.L.C.**, a Delaware limited liability company ("Assignee") all of Assignor's right, title and interest as a party to that certain Agreement of Purchase and Sale and Contribution Agreement (the "Contract") dated October 17, 2012 by and between Assignor as Purchaser Centennial Centre, L.L.C., Centennial Holdings, L.L.C., Eastern-Beltway, LTD., Retail Development Partners, LLC, Virgin Territory LLC and Craig Lossee Corner LLC ("Seller") as said Contract has been amended but only to the extent the Contract relates to the Eastgate Property (the "Property")

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under all of the documents specified above and all other rights and obligations with respect to the Property.

This Assignment is effective as of the _____ day of December, 2012.

ASSIGNOR: Inland Real Estate Acquisitions, Inc., an Illinois corporation

By: [signature]

Its: SRVP

Date: 12-26-2012

ASSIGNEE: Inland Diversified Henderson Eastgate, L.L.C., a Delaware limited liability company

By: Inland Territory, L.L.C., a Delaware limited liability company, its sole member

By: Inland Territory Member, L.L.C., a Delaware limited liability company, its managing member

By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By: [signature]
Carol M. Hoffmann

Its: Assistant Secretary

Date: ______________________

147102
Eastgate, Henderson, NV